                                                                    Exhibit 99.1

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE


                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[271,288,000] (approximate)
                             Terwin Mortgage Trust
                           Asset-Backed Certificates,
                              Series TMTS 2003-8HE

                            [THE WINTER GROUP LOGO]

                         OCWEN FINANCIAL SERVICES, INC.
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               NOVEMBER 19, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]         COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FORWARD CURVE
PRICING SPEED, NO LOSSES
TO CALL
TRIGGER PASSES

                         Forward curve
     Average ES          Excess spread %    excess spread $       bond bal
     ----------          ---------------    ---------------       --------
                                                     0          271,288,000
  1yr       428                 456          1,031,979          266,353,457
  2yr       331                 424            940,985          261,261,605
  3yr       250                 440            958,023          256,015,050
  4yr       213                 424            903,757          250,616,578
  5yr       172                 432            901,324          245,073,827
  6yr       151                 423            864,335          239,410,738
  7yr       128                 431            860,243          233,782,041
                                423            823,633          228,281,508
                                423            803,803          222,910,979
                                431            799,727          217,667,304
                                417            756,911          212,547,412
                                416            736,915          207,548,307
                                395            683,829          202,667,069
                                374            631,689          197,900,848
                                393            647,539          193,246,867
                                350            562,983          188,702,416
                                344            541,510          184,264,853
                                321            493,385          179,931,602
                                321            481,158          175,700,149
                                296            434,121          171,568,565
                                284            406,202          167,533,956
                                308            429,551          163,599,474
                                293            399,838          159,758,799
                                295            393,359          156,007,861
                                270            350,997          152,344,512
                                262            333,249          148,766,970
                                296            367,215          145,272,949
                                251            304,004          141,862,197
                                263            311,116          138,531,427
                                237            273,145          135,278,132

                                243            274,095          132,100,654
                                226            248,610          128,997,181
                                216            232,337          125,965,815
                                247            258,857          123,008,589
                                238            244,031          120,121,673
                                246            246,177          117,301,512
                                219            214,477          115,066,059
                                217            208,327          112,447,525
                                264            247,773          109,889,491
                                213            194,847          107,391,597
                                233            208,189          104,951,807
                                207            180,706          102,568,196
                                218            185,984          100,239,462
                                197            164,822           97,964,388
                                190            155,051           95,741,639
                                209            166,657           93,570,715
                                188            146,801           91,449,930
                                201            152,994           89,377,791
                                175            130,124           87,353,171
                                173            125,690           85,375,010
                                206            146,640           83,442,168
                                165            114,991           81,554,039
                                187            127,394           79,709,266
                                161            107,120           77,906,658
                                177            115,135           76,145,382
                                157             99,902           74,424,359
                                152             94,121           72,742,620
                                178            108,030           71,100,414
                                157             92,878           69,495,727
                                172             99,782           67,927,566
                                148             83,565           66,395,097
                                151             83,357           64,897,501
                                209            112,909           63,433,956
                                145             76,724           62,003,907
                                166             85,696           60,606,407
                                141             71,159           59,240,619
                                157             77,567           57,905,820
                                136             65,690           56,601,304

                                132             62,226           55,326,355
                                152             70,181           54,080,514
                                132             59,369           52,862,949
                                148             65,338           51,672,929
                                124             53,459           50,509,828
                                122             51,524           49,368,099
                                183             75,118           48,226,163
                                119             48,018           47,110,196
                                141             55,311           46,019,475
                                117             45,013           44,953,360
                                136             50,808           43,911,296
                                114             41,585           42,892,736
                                111             39,700           41,897,131
                                133             46,342           40,924,117
                                111             37,914           39,973,059
                                130             43,141           39,043,398
                                107             34,667           38,134,653
                                104             33,156           37,246,351
                                167             51,750           36,378,018
                                103             31,304           35,529,326
                                124             36,649           34,699,731
                                101             29,063           33,888,755
                                120             33,933           33,095,978
                                 98             26,930           32,320,992
                                 96             25,777           31,563,383
                                118             31,123           30,822,859
                                 96             24,655           30,098,958
                                116             29,011           29,391,266
                                 93             22,811           28,699,421
                                 92             21,894           28,023,066
                                134             31,185           27,361,844
                                 92             21,053           26,715,502
                                111             24,792                    0

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FORWARD CURVE
PRICING SPEED, NO LOSSES
TO CALL
TRIGGER FAILS

                         Forward curve
     Average ES          Excess spread%     excess spread $       bond bal
     ----------          --------------     ---------------       --------
                                                     0          271,288,000
  1yr       428                 456          1,031,979          266,353,457
  2yr       331                 424            940,985          261,261,605
  3yr       250                 440            958,023          256,015,050
  4yr       209                 424            903,757          250,616,578
  5yr       160                 432            901,324          245,073,827
  6yr       132                 423            864,335          239,410,738
  7yr       100                 431            860,243          233,782,041
                                423            823,633          228,281,508
                                423            803,803          222,910,979
                                431            799,727          217,667,304
                                417            756,911          212,547,412
                                416            736,915          207,548,307
                                395            683,829          202,667,069
                                374            631,689          197,900,848
                                393            647,539          193,246,867
                                350            562,983          188,702,416
                                344            541,510          184,264,853
                                321            493,385          179,931,602
                                321            481,158          175,700,149
                                296            434,121          171,568,565
                                284            406,202          167,533,956
                                308            429,551          163,599,474
                                293            399,838          159,758,799
                                295            393,359          156,007,861
                                270            350,997          152,344,512
                                262            333,249          148,766,970
                                296            367,215          145,272,949
                                251            304,004          141,862,197
                                263            311,116          138,531,427
                                237            273,145          135,278,132
                                243            274,095          132,100,654
                                226            248,610          128,997,181

                                216            232,337          125,965,815
                                247            258,857          123,008,589
                                238            244,031          120,121,673
                                246            246,177          117,301,512
                                219            214,477          114,546,554
                                217            206,687          111,855,357
                                262            244,386          109,226,339
                                209            190,262          106,659,131
                                229            203,267          104,151,639
                                202            175,199          101,701,885
                                213            180,265           99,308,530
                                192            158,488           96,970,324
                                184            148,346           94,685,896
                                203            159,825           92,454,731
                                181            139,373           90,275,095
                                193            145,489           88,145,455
                                166            122,052           86,064,655
                                164            117,273           84,031,600
                                198            138,495           82,045,124
                                155            106,002           80,104,600
                                177            118,361           78,208,636
                                150             97,526           76,356,007
                                166            105,606           74,545,858
                                144             89,736           72,777,078
                                138             83,724           71,048,671
                                165             97,751           69,360,896
                                142             81,993           67,711,679
                                158             89,049           66,100,004
                                132             72,449           64,525,009
                                134             71,869           62,985,857
                                195            102,243           61,481,700
                                127             65,145           60,011,967
                                148             73,857           58,575,689
                                122             59,372           57,172,001
                                137             65,405           55,800,162
                                116             53,726           54,459,447
                                111             50,271           53,149,119
                                130             57,783           51,868,707
                                109             47,284           50,617,355
                                125             52,819           49,394,313

                                101             41,416           48,198,937
                                 98             39,420           47,030,599
                                160             62,595           45,888,663
                                 94             35,853           44,772,696
                                113             42,193           43,681,975
                                 89             32,482           42,615,860
                                105             37,352           41,573,796
                                 84             28,988           40,555,236
                                 81             27,272           39,559,631
                                100             32,970           38,586,617
                                 80             25,768           37,635,559
                                 96             30,021           36,705,898
                                 75             22,872           35,797,153
                                 72             21,559           34,908,851
                                129             37,447           34,040,518
                                 71             20,058           33,191,826
                                 88             24,290           32,362,231
                                 68             18,258           31,551,255
                                 83             21,900           30,758,478
                                 65             16,620           29,983,492
                                 63             15,773           29,225,883
                                 80             19,561           28,485,359
                                 64             15,204           27,761,458
                                 77             17,825           27,053,766
                                 62             13,898           26,361,921
                                 62             13,587           25,685,566
                                 90             19,217           25,024,344
                                 69             14,403           24,378,002
                                 80             16,204                    0

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.